SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2004

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-107066	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2. Acquisition of Assets

Acquisition of One West Fourth Street Building

On July 23, 2004, Wells One West Fourth, LLC, a single member Delaware limited liability company owned by Wells Operating Partnership II, L.P. (“Wells OP II”), purchased a 13-story office building containing approximately 431,000 rentable square feet (the “One West Fourth Street Building”) from Magnolia One Partners, LLC, which is not affiliated with the Registrant, Wells OP II or Wells Capital, Inc. (the “Advisor”). The One West Fourth Street Building is located on an approximate 2.3-acre parcel of land at One West Fourth Street in Winston-Salem, North Carolina.

The purchase price of the One West Fourth Street Building was approximately $77.7 million, plus closing costs. The acquisition was funded with (1) net proceeds raised from this offering, (2) proceeds from our $430.0 million line of credit with Bank of America, N.A. and (3) the assumption of a $51.3 million fixed rate loan secured by the property in favor of New York Life Insurance Company (the “New York Life Loan”). The New York Life Loan requires monthly principal and interest payments of approximately $0.4 million and matures in December 2018. The annual interest rate on the New York Life Loan is 5.8%. Wells OP II may prepay the New York Life Loan in full any time after January 2008 for a fee equal to the greater of (a) 1% of the then outstanding principal balance or (b) the present value of the remaining scheduled payments of principal and interest less the amount of principal being repaid.

The One West Fourth Street Building, which was completed in 2002, is leased to Wachovia Bank, N.A. (“Wachovia”) (approximately 46%) and Womble, Carlyle, Sandridge & Rice, PLLC (“Womble Carlyle”) (approximately 40%) and various other office and retail tenants (approximately 6%). Approximately 8% of the One West Fourth Street Building is currently vacant.

Wachovia provides a range of commercial and retail banking and trust services through full-service banking offices, and is one of three key subsidiaries of Wachovia Corporation, the nation’s fourth largest banking institution. Wachovia Corporation reported a net worth, as of March 31, 2004, of approximately $33.3 billion.

Womble Carlyle is a 128-year old law firm that represents corporations, businesses and foundations in a broad range of industries, including manufacturing, transportation and energy, financial services, insurance and healthcare. Womble Carlyle employs more than 450 lawyers and 1,200 staff in nine offices in the United States. In addition to housing over 150 of the firm’s lawyers, the One West Fourth Street Building serves as Womble Carlyle’s technical hub for the voice and computer network that links the firm’s other eight offices.

The current aggregate annual base rent for Wachovia, Womble Carlyle and the four additional tenants in the One West Fourth Street Building is approximately $8.4 million. The current weighted-average remaining lease term for all tenants in the One West Fourth Street Building is approximately 12 years. Wachovia and Womble Carlyle have the right, at their option, to extend the initial terms of their leases for three additional five-year periods. Womble Carlyle has the right to reduce its space by not more than 25% effective May 2007 for a termination fee equal to the sum of unamortized tenant improvements, applicable brokerage commissions relating to re-leasing downsized space, six months base rent for downsized space and $15.00 per square foot of downsized space.

Magnolia Partners, LLC, which is not affiliated with the Registrant, Wells OP II or the Advisor, is the current on-site property manager for the One West Fourth Street Building. Wells OP II does not intend to make significant renovations or improvements to the One West Fourth Street Building in the near term. Management of Wells OP II believes that the One West Fourth Street Building is adequately insured.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed here with and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
One West Fourth Street Building

Report of Independent Registered Public Accounting Firm	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the six months ended June 30, 2004 (unaudited)	F-2

Notes to the Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the six months ended June 30, 2004 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of June 30, 2004 (unaudited)	F-6

Pro Forma Statement of Operations for the six months ended June 30, 2004 (unaudited)	F-8

Pro Forma Statement of Operations for the year ended December 31, 2003 (unaudited)	F-9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT
TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice-President, Treasurer and
Principal Financial Officer

Date: August 6, 2004

Report of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the One West Fourth Street Building for the year ended December 31, 2003. This statement is the responsibility of the One West Fourth Street Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the One West Fourth Street Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the One West Fourth Street Building for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia

August 3, 2004

One West Fourth Street Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the six months ended June 30, 2004 (unaudited)

(in thousands)

	2004	2003
	(Unaudited)
Revenues:
Base rent	$4,685	$9,204
Parking revenue	487	972
Tenant reimbursements	83	134
Other revenues	10	35

Total revenues	5,265	10,345

Expenses:
Parking garage expense	300	603
Real estate taxes	304	590
Utilities	233	446
Janitorial	188	376
Professional fees	167	327
Other operating expenses	142	246
Security	101	193
Payroll	72	142
Insurance	47	93

Total expenses	1,554	3,016

Revenues over certain operating expenses	$3,711	$7,329

See accompanying notes.

One West Fourth Street Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the six months ended June 30, 2004 (unaudited)

1. Description of Real Estate Property Acquired

On July 23, 2004, Wells Operating Partnership II, L.P., through a wholly owned subsidiary, (“Wells OP II”) acquired the One West Fourth Street Building (the “Building”), a 13-story office building containing approximately 431,000 square feet located in Winston-Salem, NC, from Magnolia One Partners, LLC. Total consideration for the acquisition was approximately $77.7 million. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with U. S. generally accepted accounting principles and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Wells OP II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $1.0 million for the year ended December 31, 2003 and $0.5 million for the six months ended June 30, 2004.

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

One West Fourth Street Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

and the six months ended June 30, 2004 (unaudited)

4. Description of Leasing Arrangements

The Building is 92% leased, with Wachovia Bank, N.A. (“Wachovia”) and Womble, Carlyle, Sandridge & Rice, PLLC (“Womble Carlyle”) leasing 86% of the Building’s rentable square footage under long-term lease agreements. Wachovia and Womble Carlyle contributed 50% and 47%, respectively, of rental income for the year ended December 31, 2003. Under the terms of the Wachovia and Womble Carlyle leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of a base-year amount. The remaining rentable square footage is leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$8,398
2005	8,398
2006	8,279
2007	8,987
2008	8,950
Thereafter	77,128

$120,140

Subsequent to December 31, 2003, Wachovia and Womble Carlyle will contribute approximately 50% and 47%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2004 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2004. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports on Form 8-K previously filed.

The following unaudited pro forma balance sheet as of June 30, 2004 has been prepared to give effect to certain pro forma financing-related activity, including, but not limited to, capital raised through issuance of additional shares and pay down of acquisition related debt subsequent to the balance sheet date and the third quarter 2004 acquisition of the One West Fourth Street Building as if the acquisition occurred on June 30, 2004. Wells OP II is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the six months ended June 30, 2004 has been prepared to give effect to the first quarter 2004 acquisitions of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings, the second quarter 2004 acquisitions of the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, the 80 M Street Building (collectively, the “Q1 and Q2 2004 Acquisitions”) and the One West Fourth Street Building acquisition as if the acquisitions occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the Q1 and Q2 2004 Acquisitions and the One West Fourth Street Building acquisition as if the acquisitions occurred on January 1, 2003. The New Manchester One Building had no operations during the year ended December 31, 2003 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Q1 and Q2 2004 Acquisitions and the One West Fourth Street Building acquisition been consummated as of January 1, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2004

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Other		One West Fourth Street
Real estate assets, at cost:
Land	$71,189,561	$204,665	(b)	$2,700,000 11,993	(f) (g)	$74,106,219
Buildings and improvements, less accumulated depreciation	275,396,659	1,441,835	(b)	57,390,549 333,655	(f) (g)	334,562,698
Intangible lease assets, less accumulated amortization	96,070,875	0		11,694,492	(f)	107,765,367
Construction in progress	607,561	0		0		607,561

Total real estate assets	443,264,656	1,646,500		72,130,689		517,041,845

Cash and cash equivalents	24,862,051	65,169,435 (1,472,756 (71,211,104	(c) )(d) )(e)	(14,949,283	)(f)	2,398,343
Rents receivable	1,141,245	0		0		1,141,245
Prepaid expenses and other assets	16,953,182	1,472,756 (1,646,500	(d) )(b)	(345,648	)(g)	16,433,790
Deferred financing costs, less accumulated amortization	2,381,022	0		0		2,381,022
Deferred lease costs, less accumulated amortization	42,815,032	0		7,088,951	(f)	49,903,983
Investments in bonds	78,000,000	0		0		78,000,000

Total assets	$609,417,188	$(6,041,669)		$63,924,709		$667,300,228

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Other		One West Fourth Street
Liabilities:
Line of credit and note payable	$275,802,291	$(71,211,104	)(e)	$62,868,658	(f)	$267,459,845
Obligations under capital leases	78,000,000	0		0		78,000,000
Intangible lease liabilities, less accumulated amortization	5,009,568	0		1,056,051	(f)	6,065,619
Accounts payable and accrued expenses	9,720,483	0		0		9,720,483
Due to affiliates	2,444,641	0		0		2,444,641
Dividends payable	630,840	0		0		630,840

Total liabilities	371,607,823	(71,211,104)		63,924,709		364,321,428

Minority Interest	98,671	0		0		98,671

Redeemable Common Shares	1,024,259	0		0		1,024,259

Stockholders’ Equity:
Common shares, $.01 par value; 900,000,000 shares authorized, 27,453,854 shares issued and outstanding at June 30, 2004	274,539	73,638	(c)	0		348,177
Additional paid in capital	240,383,610	65,095,797	(c)	0		305,479,407
Accumulated deficit	(2,947,455)	0		0		(2,947,455)
Redeemable common shares	(1,024,259)	0		0		(1,024,259)

Total stockholders’ equity	236,686,435	65,169,435		0		301,855,870

Total liabilities and stockholders’ equity	$609,417,188	$(6,041,669)		$63,924,709		$667,300,228

(a)	Historical financial information derived from quarterly report filed on Form 10-Q.
(b)	Reflects deferred project costs applied to the land and building at approximately 2.312% of cash used to pay down debt related to first and second quarter 2004 acquisitions.
(c)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2004 through July 23, 2004, the date of the One West Fourth Street Building acquisition, net of organizational and offering costs, commissions and dealer-manager fees.
(d)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (c) above.
(e)	Reflects pay down of acquisition-related borrowings through the date of the One West Fourth Street Building acquisition using capital raised described in note (c) above.
(f)	Reflects Wells REIT’s purchase price for the assets, land, building and liabilities assumed or incurred, net of any purchase price adjustments.
(g)	Reflects deferred project costs applied to the land and building at approximately 2.312% of the cash paid for purchase at acquisition.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Q1 and Q2 2004 Acquisitions		One West Fourth Street
Revenues:
Rental income	$5,551,133	$17,032,025	(b)	$5,205,196	(b)	$27,788,354
Tenant reimbursements	936,372	2,581,881	(c)	82,919	(c)	3,601,172

	6,487,505	19,613,906		5,288,115		31,389,526

Expenses:
Property operating costs	1,639,886	6,090,411	(d)	1,553,911	(d)	9,284,208
Asset management fees	303,487	983,137	(e)	159,748	(e)	1,446,372
General and administrative	1,381,832	0		0		1,381,832
Depreciation	1,356,668	2,278,183	(f)	721,553	(f)	4,356,404
Amortization	1,327,376	6,098,311	(g)	693,679	(g)	8,119,366

	6,009,249	15,450,042		3,128,891		24,588,182

Real estate operating income	478,256	4,163,864		2,159,224		6,801,344

Other income (expense):
Interest income	420,097	0		0		420,097
Interest expense	(3,852,683)	(1,612,442	)(h)	(195,913	)(h)	(7,106,519)
				(1,445,481	)(i)

	(3,432,586)	(1,612,442)		(1,641,394)		(6,686,422)

Income (loss) before minority interest	(2,954,330)	2,551,422		517,830		114,922

Minority interest in loss of consolidated subsidiaries	$(7,345)	$0		$0		$(7,345)

Net income (loss)	$(2,946,985)	$2,551,422		$517,830		$122,267

Net income (loss) per share, basic and diluted	$(0.35)					$0.00 (j)

Weighted average shares outstanding, basic and diluted	8,541,886					34,817,632

(a)	Historical financial information derived from quarterly report on Form 10-Q.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on line of credit used to acquire assets, which bore interest at approximately 3.39% for the six months ended June 30, 2004.
(i)	Represents interest expense on an assumed mortgage that bears interest at 5.8% interest and matures on December 10, 2018.
(j)	Net income per share rounds to $0.00.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Q1 and Q2 2004 Acquisitions		One West Fourth Street		Pro Forma Total
Revenues:
Rental income	$0	$41,512,390	(b)	$10,257,652	(b)	$51,770,042
Tenant reimbursements	0	6,346,108	(c)	134,506	(c)	6,480,614

	0	47,858,498		10,392,158		58,250,656

Expenses:
Property operating costs	0	15,499,757	(d)	3,015,447	(d)	18,515,204
Asset management fees	0	2,357,365	(e)	394,640	(e)	2,752,005
General and administrative	94,455	0		0		94,455
Depreciation	0	6,643,937	(f)	1,443,105	(f)	8,087,042
Amortization	0	13,690,076	(g)	1,387,357	(g)	15,077,433

	94,455	38,191,135		6,240,549		44,526,139

Real estate operating income	(94,455)	9,667,363		4,151,609		13,724,517

Other income (expense):
Interest income	0	0		0		0
Interest expense	0	(7,058,396	)(h)	(398,761	)(h)	(10,399,150)
				(2,941,993	)(i)

	0	(7,058,396)		(3,340,754)		(10,399,150)

Income (loss) before minority interest	$(94,455)	$2,608,967		$810,855		$3,325,367

Minority interest in loss of consolidated subsidiaries	$(93,985)	$0		$0		(93,985)

Net income (loss)	$(470)	$2,608,967		$810,855		$3,419,352

Net income (loss) per share, basic and diluted	$(4.70)					$0.10

Weighted average shares outstanding, basic and diluted	100					34,817,632

(a)	Historical financial information derived from annual report on Form 10-K.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.45% for the year ended December 31, 2003.
(i)	Represents interest expense on assumed mortgage that bears interest at 5.8% interest and matures on December 10, 2018.

The accompanying notes are an integral part of this statement.